Exhibit 99
DEARBORN BANCORP REPORTS FIRST QUARTER RESULTS
     DEARBORN, Michigan, April 21, 2009... Dearborn Bancorp, Inc. (Nasdaq: DEAR), the Holding Company for Fidelity Bank, has reported a net loss of $2,949,000 or ($0.38) per fully diluted common share for the first quarter ended March 31, 2009. One year ago, the Company had net income of $676,000 or $0.08 per share for the same three-month period.
     During the twelve months prior to the end of the quarter, the Company’s total assets increased 2.8 percent to $1,077,044,000, total deposits went up 18.0 percent to $907,579,000, and total loans declined 4.6 percent to $904,426,000. The Bank remains “Well Capitalized” according to the regulatory guidelines.
     Michael J. Ross, President and Chief Executive Officer of both the Company and the Bank, issued his organization’s financial report and commented, “The decline in property values in Southeast Michigan coupled with record high unemployment continues to be of significant concern. During the first quarter, we added $5.7 million to the allowance for loan losses and recognized almost $2.2 million in charge-offs. We also wrote down the value of other real estate by $354,000 and, $100,000 on the sale of other real estate. Defaulted loan expenses such as taxes, insurance, maintenance, and legal fees totaled another $761,000.”
     Ross went on, “We now have an allowance for loan losses of more than $18 million, which is 1.99 percent of total loans. We have a group of skilled workout professionals working on problem loans and liquidating our other real estate. There is no question that we are operating in a difficult environment, but we are confident that we have both the capital and the experienced people to persevere.”
     Dearborn Bancorp, Inc. is a registered bank holding company. Its sole subsidiary is Fidelity Bank. The Bank operates 18 offices in Wayne, Oakland, Macomb and Washtenaw Counties in the State of Michigan. Its common shares trade on the Nasdaq Global Market under the symbol DEAR.
CONTACT: Michael J. Ross, President & CEO, at 313/565-5700 or Jeffrey L. Karafa, CFO, at 313/381-3200.
Forward-Looking Statements
This press release contains forward-looking statements that are based on management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and about the Corporation and the Bank. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “projects,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. The Corporation undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise.
Future Factors include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies, trends in customer behavior as well as their ability to repay loans; and changes in the national and local economy. These are representative of the Future Factors and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(Dollars, in thousands)

	03/31/09	12/31/08	03/31/08
ASSETS
Cash and cash equivalents
Cash and due from banks	$11,881	$11,671	$12,736
Federal funds sold	6,841	4,455	1,958
Interest bearing deposits with banks	53,262	36,876	105

Total cash and cash equivalents	71,984	53,002	14,799

Mortgage loans held for sale	3,009	1,834	282
Investment securities, available for sale	45,368	84,148	8,921
Federal Home Loan Bank stock	3,614	3,614	3,540
Loans
Loans	904,426	933,269	947,927
Allowance for loan losses	(18,003)	(14,452)	(10,749)

Net loans	886,423	918,817	937,178

Premises and equipment, net	21,001	21,272	22,546
Other real estate	14,624	9,657	6,183
Goodwill	0	0	34,028
Other intangible assets	4,394	4,592	10,810
Accrued interest receivable	3,920	3,499	4,134
Other assets	22,707	21,483	5,208

Total assets	$1,077,044	$1,121,918	$1,047,629

LIABILITIES
Deposits
Non-interest bearing deposits	$80,624	$81,317	$80,725
Interest bearing deposits	826,955	857,078	688,492

Total deposits	907,579	938,395	769,217

Other liabilities
Federal funds purchased	0	0	56,480
Securities sold under agreements to repurchase	2,268	2,461	275
Federal Home Loan Bank advances	54,955	65,019	70,795
Accrued interest payable	1,372	1,695	2,548
Other liabilities	606	1,037	1,017
Subordinated debentures	10,000	10,000	10,000

Total liabilities	976,780	1,018,607	910,332

STOCKHOLDERS’ EQUITY
Common stock - 20,000,000 shares authorized, 7,696,204 shares at 03/31/09, 7,696,204 shares at 12/31/08; and 8,106,413 shares at 03/31/08	131,825	131,784	133,332
Retained earnings	(31,623)	(28,675)	3,926
Accumulated other comprehensive loss	62	202	39

Total stockholders’ equity	100,264	103,311	137,297

Total liabilities and stockholders’ equity	$1,077,044	$1,121,918	$1,047,629

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)
(In thousands, except share and per share data)

	Three Months Ended	Three Months Ended
	03/31/09	03/31/08
Interest income
Interest on loans	$13,810	$16,174
Interest on securities, available for sale	256	108
Interest on federal funds	6	16
Interest on deposits with banks	94	1

Total interest income	14,166	16,299

Interest expense
Interest on deposits	5,998	7,028
Interest on other borrowings	546	993
Interest on subordinated debentures	105	225

Total interest expense	6,649	8,246

Net interest income	7,517	8,053
Provision for loan losses	5,727	886

Net interest income after provision for loan losses	1,790	7,167

Non-interest income
Service charges on deposit accounts	355	380
Fees for other services to customers	25	39
Gain on the sale of loans	56	53
Gain on the sale of securities, available for sale	195	—
Gain (loss) on the sale of real estate owned	29	(235)
Write-down on real estate owned	(354)	(200)
Loss on the sale of real estate owned	(100)	—
Other income	122	74

Total non-interest income	328	111

Non-interest expenses
Salaries and employee benefits	3,290	3,209
Occupancy and equipment expense	934	913
Intangible expense	198	323
FDIC assessment	348	174
Advertising and marketing	70	123
Stationery and supplies	111	133
Professional services	191	226
Data processing	228	225
Defaulted loan expense	761	435
Other operating expenses	380	477

Total non-interest expenses	6,511	6,238

Income before income tax provision	(4,393)	1,040
Income tax provision	(1,444)	364

Net income	$(2,949)	$676

Per share data:
Net income — basic	$(0.38)	$0.08
Net income — diluted	$(0.38)	$0.08

Weighted average number of shares outstanding — basic	7,696,204	8,139,721
Weighted average number of shares outstanding — diluted	7,696,204	8,198,676

DEARBORN BANCORP, INC. AND SUBSIDIARY
ASSET QUALITY DATA
(Dollars, in thousands)

	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Troubled debt restructuring	$19,506	$17,765	$15,328	$13,145	$8,710
Loans over 90 days past due and still accruing	0	450	3,141	7,319	9,257
Non-accrual loans	56,338	51,708	51,342	36,195	17,406

Total non-performing loans	75,844	69,923	69,811	56,659	35,373
Other real estate and other repossessed assets	14,624	9,657	8,343	5,411	6,183

Total non-performing assets	$90,468	$79,580	$78,154	$62,070	$41,556

Net charge-offs (Year to date)	$2,176	$10,771	$3,910	$3,611	$754
Allowance for loan losses	18,003	14,452	16,429	16,638	10,749
ASSET QUALITY RATIOS

	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Non-accrual loans to total loans	6.23%	5.54%	5.47%	3.83%	1.84%
Non-performing loans to total loans	8.39%	7.49%	7.43%	6.00%	3.73%
Non-performing assets to total assets	8.40%	7.09%	7.25%	5.98%	3.97%
Loans over 90 days past due and still accruing to total loans	0.00%	0.05%	0.33%	0.78%	0.98%
Net charge-offs to average loans	0.24%	1.14%	0.41%	0.38%	0.08%
Allowance for loan losses to non-performing loans	23.74%	20.67%	23.53%	29.37%	30.39%
Allowance for loan losses to non-performing assets	19.90%	18.16%	21.02%	26.81%	25.87%
Allowance for loan losses to total loans	1.99%	1.55%	1.75%	1.76%	1.13%

DEARBORN BANCORP, INC. AND SUBSIDIARY
NON-GAAP OPERATING EARNINGS INFORMATION
(Dollars, in thousands except share and per share data)

	Quarter Ended
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Income (loss) from continuing operations	$(2,949)	$(29,407)	$1,420	$(4,614)	$676

Add: Non-recurring merger expenses	16	28	13	49	55
Tax effect	(5)	(10)	(4)	(17)	(19)

After-tax non operating items	11	18	9	32	36

Core operating income (loss)	$(2,938)	$(29,389)	$1,429	$(4,582)	$712

	Quarter Ended
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Core operating income (loss)	$(2,938)	$(29,389)	$1,429	$(4,582)	$712

Add: Amortization of intangible assets	198	0	323	322	323
Add: Impairment of goodwill and intangible assets	0	39,601	0	0	0
Tax effect	(67)	(13,464)	(110)	(109)	(110)

After-tax non operating items	131	26,137	213	213	213

Cash operating income (loss)	$(2,808)	$(3,252)	$1,642	$(4,369)	$925

(Dollars, in thousands except share and per share data)

	Quarter Ended
	3/31/2009	3/31/2008
Income (loss) from continuing operations	$(2,949)	$676
After-tax non-recurring merger expenses	11	36

Core operating income (loss)	(2,938)	712
After tax amortization of intangible assets	131	213

Cash operating income (loss)	$(2,808)	$925

Basic EPS

	Quarter Ended
	3/31/2009	3/31/2008
Income (loss) from continuing operations	$(0.38)	$0.08
After-tax non-recurring merger expenses	$0.00	$0.00

Core operating income (loss)	$(0.38)	$0.09
After tax amortization of intangible assets	$0.02	$0.03

Cash operating income (loss)	$(0.36)	$0.11

Diluted EPS

	Quarter Ended
	3/31/2009	3/31/2008
Income (loss) from continuing operations	$(0.38)	$0.08
After-tax non-recurring merger expenses	$0.00	$0.00

Core operating income (loss)	$(0.38)	$0.09
After tax amortization of intangible assets	$0.02	$0.03

Cash operating income (loss)	$(0.36)	$0.11

Weighted average shares outstanding — basic	7,696,204	8,139,721
Weighted average shares outstanding — diluted	7,696,204	8,198,676

DEARBORN BANCORP, INC. AND SUBSIDIARY
TANGIBLE ASSETS & EQUITY
(Dollars, in thousands)

	Quarter Ended
	3/31/2009	3/31/2008
Average GAAP equity	$104,218	$137,990

Goodwill	0	34,041
Other intangible assets	4,508	11,006
Deferred taxes	12,030	(792)

	16,538	44,255

Average tangible equity	$87,680	$93,735

	Quarter Ended
	3/31/2009	3/31/2008
Average GAAP assets	$1,099,559	$1,044,159

Goodwill	0	34,041
Other intangible assets	4,508	11,006
Deferred taxes	12,030	(792)

	16,538	44,255

Average tangible assets	$1,083,021	$999,904

DEARBORN BANCORP, INC. AND SUBSIDIARY
DEPOSIT INFORMATION
(In thousands)

	March 31,
Category	2009	2008
Non-interest bearing
Demand	$80,624	$80,725

Interest bearing
Checking	$96,491	$66,782
Money market	171,426	98,733
Savings	56,389	53,986
Time, under $100,000	215,508	165,840
Time, $100,000 and over	287,141	303,151

	826,955	688,492

	$907,579	$769,217

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
(Dollars, in thousands)

	Quarter Ended
	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
ASSETS
Cash and cash equivalents
Cash and due from banks	$11,881	$11,671	$15,719	$12,779	$12,736
Federal funds sold	6,841	4,455	14,281	1,301	1,958
Interest bearing deposits with banks	53,262	36,876	33,146	147	105

Total cash and cash equivalents	71,984	53,002	63,146	14,227	14,799

Mortgage loans held for sale	3,009	1,834	281	755	282
Securities, available for sale	45,368	84,148	2,520	9,381	8,921
Federal Home Loan Bank stock	3,614	3,614	3,614	3,540	3,540
Loans
Loans	904,426	933,269	939,109	943,635	947,927
Allowance for loan loss	(18,003)	(14,452)	(16,429)	(16,638)	(10,749)

Net loans	886,423	918,817	922,680	926,997	937,178

Bank premises and equipment, net	21,001	21,272	21,491	21,630	22,546
Other real estate	14,624	9,657	8,343	5,411	6,183
Goodwill	0	0	34,028	34,028	34,047
Other intangible assets	4,394	4,592	10,165	10,487	10,810
Accrued interest receivable	3,920	3,499	3,601	3,757	4,134
Other assets	22,707	21,483	8,110	7,880	5,189

Total assets	$1,077,044	$1,121,918	$1,077,979	$1,038,093	$1,047,629

LIABILITIES
Deposits
Non-interest bearing deposits	$80,624	$81,317	$83,555	$82,353	$80,725
Interest bearing deposits	826,955	857,078	775,196	741,124	688,492

Total deposits	907,579	938,395	858,751	823,477	769,217

Other liabilities
Federal funds purchased	0	0	0	3,600	56,480
Securities sold under agreements to repurchase	2,268	2,461	222	171	275
Federal Home Loan Bank advances	54,955	65,019	72,283	65,401	70,795
Other liabilities	606	1,037	1,735	1,026	1,017
Accrued interest payable	1,372	1,695	1,148	2,047	2,548
Subordinated debentures	10,000	10,000	10,000	10,000	10,000

Total liabilities	976,780	1,018,607	944,139	905,722	910,332

Total stockholders’ equity	100,264	103,311	133,840	132,371	137,297

Total liabilities and stockholders’ equity	$1,077,044	$1,121,918	$1,077,979	$1,038,093	$1,047,629

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED INCOME STATEMENT
(Dollars, in thousands)

	Quarter ended
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
INTEREST INCOME
Interest on loans, including fees	$13,810	$14,623	$14,742	$14,994	$16,174
Interest on other earning assets	356	216	121	131	125

Total interest income	14,166	14,839	14,863	15,125	16,299

INTEREST EXPENSE
Interest on deposits	5,998	6,440	5,764	5,874	7,028
Interest on other liabilities	651	855	849	967	1,218

Total interest expense	6,649	7,295	6,613	6,841	8,246

Net interest income	7,517	7,544	8,250	8,284	8,053
Provision for loan loss	5,727	4,884	90	8,746	886

Net interest income after provision for loan loss	1,790	2,660	8,160	(462)	7,167

NON-INTEREST INCOME
Deposit service charges	380	431	426	390	419
Gain on the sale of loans	56	0	61	51	53
Loss on the sale or write-down of real estate	(325)	(1,808)	(225)	(569)	(435)
Other	217	72	57	73	74

Total non-interest income	328	(1,305)	319	(55)	111

NON-INTEREST EXPENSE
Salaries and employee benefits	3,290	3,236	3,413	3,284	3,209
Occupancy and equipment expense	934	981	908	950	913
Impairment of goodwill and other intangible assets	0	39,601	0	0	0
Other expense	2,287	2,211	1,991	2,194	2,116

Total non-interest expense	6,511	46,029	6,312	6,428	6,238

Income (loss) before income tax provision	(4,393)	(44,674)	2,167	(6,945)	1,040
Income tax provision (benefit)	(1,444)	(15,267)	747	(2,331)	364

Net income (loss)	$(2,949)	$(29,407)	$1,420	$(4,614)	$676

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL DATA
(Dollars in thousands, except share and per share data)

	Quarter ended
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
EARNINGS SUMMARY
Net interest income	$7,517	$7,544	$8,250	$8,284	$8,053
Provision for loan loss	$5,727	$4,884	$90	$8,746	$886
Total non-interest income	$328	$(1,305)	$319	$(55)	$111
Total non-interest expense	$6,511	$46,029	$6,312	$6,428	$6,238
Income taxes	$(1,444)	$(15,267)	$747	$(2,331)	$364
Net income (loss)	$(2,949)	$(29,407)	$1,420	$(4,614)	$676
Basic earnings per share	$(0.38)	$(3.77)	$0.18	$(0.57)	$0.08
Diluted earnings per share	$(0.38)	$(3.77)	$0.18	$(0.57)	$0.08

MARKET DATA
Book value per share	$13.03	$13.42	$16.53	$16.43	$16.94
Tangible book value per share	$11.39	$11.16	$11.07	$11.04	$11.56
Market value per share	$1.82	$1.66	$4.99	$4.86	$7.60
Average basic common shares	7,696,204	7,796,354	8,044,180	8,051,037	8,139,721
Average diluted common shares	7,696,204	7,796,354	8,082,263	8,051,037	8,198,676
Period end common shares	7,696,204	7,696,204	8,098,557	8,055,698	8,106,413

PERFORMANCE RATIOS
Return on average assets	-1.09%	-10.72%	0.54%	-1.77%	0.26%
Return on average equity	-11.47%	-87.91%	4.22%	-13.45%	1.97%
Net interest margin (FTE)	2.93%	2.96%	3.41%	3.45%	3.36%
Efficiency ratio	79.69%	572.00%	71.78%	73.06%	72.54%

ASSET QUALITY
Net charge-offs (YTD)	$2,176	$10,771	$3,910	$3,611	$754
Nonperforming loans	$75,844	$69,923	$69,811	$56,659	$35,373
Other real estate	$14,624	$9,657	$8,343	$5,411	$6,183
Nonperforming loans to total loans	8.39%	7.49%	7.43%	6.00%	3.73%
Nonperforming assets to total assets	8.40%	7.09%	7.25%	5.98%	3.97%
Allowance for loan loss to total loans	1.99%	1.55%	1.75%	1.76%	1.13%

CAPITAL & LIQUIDITY
Average equity to average assets	9.49%	12.20%	12.85%	13.16%	13.22%
Tier 1 capital to risk weighted assets	9.51%	9.11%	10.23%	10.21%	10.49%
Total capital to risk weighted assets	10.76%	10.37%	11.48%	11.46%	11.59%
Loan to deposit ratio	99.65%	99.45%	109.36%	114.59%	123.23%
Loan to funding ratio	92.78%	91.87%	99.77%	104.54%	104.54%

END OF PERIOD BALANCES
Total portfolio loans	$904,426	$933,269	$939,109	$943,635	$947,927
Earning assets	$1,016,520	$1,064,196	$992,951	$958,759	$962,733
Total assets	$1,077,044	$1,121,918	$1,077,979	$1,038,093	$1,047,629
Deposits	$907,579	$938,395	$858,751	$823,477	$769,217
Total shareholders’equity	$100,264	$103,311	$133,840	$132,371	$137,297

AVERAGE BALANCES
Total portfolio loans	$919,705	$940,195	$944,262	$947,892	$946,697
Earning assets	$1,039,618	$1,010,304	$961,935	$966,437	$961,549
Total assets	$1,099,573	$1,091,120	$1,042,152	$1,048,423	$1,044,159
Deposits	$920,113	$876,569	$822,424	$807,347	$789,076
Total shareholders’equity	$104,298	$133,081	$133,949	$138,002	$137,990

Dearborn Bancorp, Inc.
Loan Information at March 31, 2009
(In thousands)

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
	3/31/09	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$31,107	$29,665	$0	$208	$0	$1,234	$217	$6	$18
Commercial Loans	161,594	143,349	9,490	2,630	0	6,125	2,308	548	2,499
Land Development — Residential	51,680	35,863	0	2,637	0	13,180	6,833	1,228	4,431
Land Development — Non Residential	16,111	12,040	0	0	0	4,071	2,183	0	282
Commercial Construction Loans — Residential	15,687	11,730	0	0	0	3,957	1,292	64	2,785
Commercial Construction Loans — Non Residential	25,886	18,997	0	0	0	6,889	920	5	0
Commercial Mortgage Loans	550,455	511,915	10,016	8,649	0	19,875	4,051	325	3,708
Residential Mortgages Loans	51,906	49,761	0	1,138	0	1,007	199	0	901

Totals	$904,426	$813,320	$19,506	$15,262	$0	$56,338	18,003	$2,176	$14,624

						Unallocated	0
						Total	$18,003
Loan Information at December 31, 2008
(In thousands)

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
	12/31/08	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$31,864	$30,652	$0	$127	$0	$1,085	$163	$299	$0
Commercial Loans	164,740	156,135	1,985	1,053	254	5,313	1,532	4,187	1,586
Land Development — Residential	54,323	37,044	3,843	0	0	13,436	3,663	2,636	4,089
Land Development — Non Residential	16,094	10,410	0	0	0	5,684	1,922	0	282
Commercial Construction Loans — Residential	17,296	13,228	0	0	0	4,068	1,316	801	1,975
Commercial Construction Loans — Non Residential	25,322	23,706	0	0	0	1,616	1,149	131	0
Commercial Mortgage Loans	571,204	532,977	11,937	5,583	196	20,511	4,509	2,425	1,003
Residential Mortgages Loans	52,426	51,233	0	286	0	907	198	292	722

Totals	$933,269	$855,385	$17,765	$7,049	$450	$52,620	14,452	$10,771	$9,657

						Unallocated	0
						Total	$14,452
Loan Information at September 30, 2008
(In thousands)

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
	9/30/08	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$32,472	$30,993	$0	$333	$128	$1,018	$367	$160	$0
Commercial Loans	162,311	152,665	1,934	1,972	93	5,647	1,076	3,094	125
Land Development — Residential	56,878	42,352	4,381	820	0	9,325	4,072	229	4,425
Land Development — Non Residential	17,894	12,295	671	860	0	4,068	1,791	0	343
Commercial Construction Loans — Residential	20,573	12,909	1,168	0	0	6,496	3,069	0	729
Commercial Construction Loans — Non Residential	30,145	23,901	2,558	492	0	3,194	843	58	0
Commercial Mortgage Loans	565,365	533,592	4,616	3,494	2,810	20,853	4,672	185	2,049
Residential Mortgages Loans	53,471	52,172	0	448	110	741	539	184	672

Totals	$939,109	$860,879	$15,328	$8,419	$3,141	$51,342	16,429	$3,910	$8,343

						Unallocated	0
						Total	$16,429
Loan Information at June 30, 2008
(In thousands)

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
	6/30/08	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$33,206	$31,822	$0	$1,007	$216	$161	$339	$165	$70
Commercial Loans	169,956	161,781	1,757	3,583	639	2,196	890	3,096	280
Land Development — Residential	60,170	47,449	2,606	0	693	9,422	5,021	0	1,133
Land Development — Non Residential	21,000	16,261	0	789	0	3,950	1,923	0	343
Commercial Construction Loans — Residential	20,605	13,725	1,080	96	606	5,098	2,780	0	1,227
Commercial Construction Loans — Non Residential	35,087	28,788	3,086	0	0	3,213	1,118	58	0
Commercial Mortgage Loans	549,145	523,047	4,616	5,748	5,021	10,713	4,049	186	2,180
Residential Mortgages Loans	54,466	51,408	0	1,472	144	1,442	518	106	178

Totals	$943,635	$874,281	$13,145	$12,695	$7,319	$36,195	16,638	$3,611	$5,411

						Unallocated	0
						Total	$16,638
Loan Information at March 31, 2008
(In thousands)

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
	3/31/08	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$34,494	$33,484	$0	$395	$453	$162	$410	$93	$70
Commercial Loans	169,659	163,648	917	2,834	711	1,549	1,479	630	530
Land Development — Residential	61,638	48,316	2,576	2,490	0	8,256	2,040	0	422
Land Development — Non Residential	16,372	12,422	0	0	3,950	0	229	0	343
Commercial Construction Loans — Residential	26,004	20,701	1,535	988	130	2,650	562	6	2,334
Commercial Construction Loans — Non Residential	38,885	32,420	3,259	3,206	0	0	546	0	0
Commercial Mortgage Loans	543,778	527,502	424	8,446	4,014	3,392	4,804	(1)	2,484
Residential Mortgages Loans	57,097	54,731	0	969	0	1,397	630	26	0

Totals	$947,927	$893,224	$8,711	$19,328	$9,258	$17,406	10,700	$754	$6,183

						Unallocated	49
						Total	$10,749